Exhibit 10.5

,SECURITIES PURCHASE AGREEMENT This SECURITIES PURCHASE AGREEMENT, dated as of April 4th , 2022 (this "Agreement") is entered into by and among PatientTrac Limited, an entity organized under the laws of United Kingdom, and its related group, (the "Shareholder"), and CS Diagnostics GmbH, an entity organized under the laws of Ge1many, its successor or assigns, (the "Purchaser"). The parties, intending to be legally bound, hereby agree as follows: WHEREAS. the Shareholder and Purchaser are executing and delivering this Agreement in reliance upon the exemption from secw·ities registration afforded by the rules and regulations promulgated by the United States Securities and Exchange Commission (The ''SEC") under the Securities Act of 1933, and amended (the "1933 Act"); WHEREAS, the Shareholder desires to issue and sell to Purchaser upon the terms and conditions set forth herein, and Purchaser, its successor or assigns, desires to purchase from Shareholder the following: Common Stock 110,352,000 Preferred Series A I 0 Preferred Series B 20,000,000 Unrestricted Shares 14,000,000 of FlashZero Corporation., a Wyoming corporation, (the ·'Sbares")(the "Transaction"); and NOW. THEREFORE, in consideration of the mutual promises herein made, a11d in consideration of the representations, wan-an ties and covenants herein contained, the Shareholder and Purchaser agree as follows: 1. Purchase of lhe Shares. On the Closing Date, subject to the terms and conditions of this Agreement, Shareholder hereby agrees to sell to Purchaser and Purchaser hereby agrees to purchase from Shareholder, the Shares. 2. Purcha.\'e Price. The Purchase Price for the Shares shall be One Hundred- Seventy Five Thousand and 00/100 ($175,000/00) Dollars (the "Purchase Price"'). The Purchase Price shal I be payable upon execution of this Agreement. 3. Closing: Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth herein, the date and time of the Closing of the Transaction shall be on or before 12:00 noon, Eastern Standard Time, no more than ten ( l 0) days following the execution of this agreement - April 14, 2022 (the ·'Closing Date"). The closing of the transactions contemplated by this Agreement (the ''Closing") shall occur on the Closing Date at such location as may be agreed to by the parties. At Closing, the Purchasor shall pay One Hundred Thousand USO, ($100,000), upon executed Securities Purchase Agreement and then the Purchasor shall pay the balance of $75.000 USO upon confirmation from Transfer OnLine, Inc., the transfer agent, of the fo llowing shares transfers in Book Entry at Transfer Online, Inc., (I) Transfer of On Hundred Ten Million Three Hundred Fifty-Two Thousand, (110.352,000), shares of Common Stock to CS Diagnostics GmbH, pursuant to the Distribution Chart (See Exhibit "A"), from Jose Salazar; (2) Transfer of Ten, ( l 0), shares of Preferred Series A Stock to CS Diagnostics GmbH pursuant to 1 the Distribution Chart (See Exhibit .. A''), from Jose Salazar, (3) Transfer of Twenty Million, (20,000,000), shares to CS Diagnostics GmbH pursuant to the Disllibution Chart (See Exhibit ··A .. ), from PatientTrac Limited and (4) Transfer of Fourteen Million, (14,000,000), Shares of Common Stock, unrestricted pursuant to Rule 144, Reg 4(a)(l ), of the SEC Act to CS Diagnostics GmbH pursuant to the Distribution Chart (See Exhibit "A''). 4. Representations and Warranties ofShareholder. Shareholder hereby represents and warrants to Purchaser in the First Closing that the statements contained in the following paragraphs of this Section 4 are all ttue and correct as of the date of this Agreement and the Closing Date: a. Corporate Power. Shareholder has all requ1s1te legal and corporate power to enter into, execute, deliver and perform this Agreement of even date herewith between Shareholde1· and Purchaser. This Agreement has been duly executed by the Shareholder and constitute the legal, valid and binding obligations of Shareholder, enforceable in accordance with their terms, except as the same may be limited by (i) bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights and (ii) limitations on the enforceability of the indemnification provisions of the Registration Rights Agreement as limited by applicable securities laws. b. Authorization. 1. Corporate Action. All corporate and legal action on the part of Shareholder, its officers, directors and shareholders necessary for the execution and delivery of this Agreement, the Shares. and the performance of Shareholder's obligations hereunder have been taken. 11. Valid lm,ance. The Shares, when issued in compliance with the provisions of this Agreement, will be duly and validly issued. fully paid and nonassessable. free and clear of al I I iens and encumbrances~ provided. however, that the Note, and any securities into which it may be converted, may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws. c. Governmenl Consent, Elc. No consent, approval, order or authorization of. or designation, registration, declaration or filing with. any federal, state, local or other governmental authority on the part of Shareholder is required in connection with the valid execution and delivery of this Agreement and Note other than, if required, fil ings or qualifications under the Wyoming Securities Act, as amended (the "Wyoming Law"), or other applicable blue sky laws, which filings or qual ifications, if required, will be timely filed or obtained by Shareholder. The execution, delivery and performance of the Agreement by the Shareholder and the consummation by the Shareholder of 2 the transactions contemplated thereby do not and will not conflict with, or constitute a default (or an event that with notice or lapse of time or both would becorne a default) under, or give to others any rights of te1minatio11, amendment, acceleration or cancellation (with or without notice, lapse of time or both) ot: any agreement. d. Private Placement. Assuming the accuracy of the Purchaser's representations and warranties set forth herein, no registration under the 1933 Act is required for the offer, issuance and sale of the Shares, by the Shareholder to Purchaser as contemplated hereby. 5. Representations and Warranties by Purchaser. Purchaser represents and watTants to Shareholder as of the Closing Date as follows: a. Investment Intent: Authority. This Agreement is made with Purchaser in reliance upon Purchaser's representation to Shareholder, evidenced by Purchaser's execution of this Agreement, that Purchaser is acquiring the Shares for investment for Purchaser's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act; provided, however, that by making the representations herein, Pmchaser does not agree to hold any of the Shares for any minimwn or other specific term and reserves the right to dispose of the Shares at any time in accordance with 0r pursuant to a registration statement or an exemption under the 1933 Act. Purchaser has the requisite right, power, authority and capacity to enter into and perform this Agreement and tbe Agreement will constitute a valid and binding obligation upon Purchaser, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights. b. Knowledge and Experience. Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's prospective investment in the Shares (ii) has the ability to bear the economic risks of Purchaser's prospective investment; (iii) has had all questions which have been asked by Purchaser satisfactorily answered by Shareholder; and (iv) has not been offered the Shares by any form of adve11isement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. Purchaser represents and warrants that it is an "accredited investor" within the meaning of Rule 50 I of Regulation D of the Securities Act. c. Tran.~fer Restrictions. Purchaser covenants that in no event will it sell, transf7r or otherwise dispose of any of the Shares other than in conjunction with an effective registration statement for the same under the Securities Act 3 or pursuant to an exemption there from, or in compliance with Rule 144 promulgated under the Securities Act or to a person related to or an entity affiliated with said Purchaser and other than in compliance with the applicable securities regulation laws of any state. 6. legends. Shareholder may place the following legends on the Shares and any securities into which it may be conve11ed: THE SECURITIES REPRESENTED HEREBY HA VE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT OR AS REQUIRED BY BLUE SKY LAWS IS TN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE SHAREHOLDER SUCH REGISTRATION lS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WlTH THE ACT OR BLUE SKY LAWS. 7. lndemn[fication of Shareholder The Purchaser will indemnify and hold Shareholder and its directors. officers, shareholders, partners, employees and agents (each, a "Shareholder Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that a Shareholder Party may suffer or incur as a result of or relating to the failure of the representations and warranties of the Shareholder to be true and correct. 8. Miscellaneous. a. Waivers and Amendments. The provisions of this Agreement may only be amended or modified in a writing executed by each of Shareholder and Purchaser. A waiver shall not be effective unless in a writing by the party against whom such waiver is to be enforced. b. Governing law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the United Kingdom, without regard to the conflicts oflaw provisions thereof. Any action arising out of this Agreement shall be heard in any cou1t of general jurisdiction in London, United Kingdom. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE. AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. 1 l c. Entire Agreement. This Agreement, the Registration Rights Agreement and the Warrants constilute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. d. Survival. The representations, wananties, covenants and agreements made herein shall survive the execution and delivery of Lhis Agreement. e. Notices. etc. Any notice. request or olher communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally deUvered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier or by facsimile: If to Purchaser, Thomas Fahrhofer, CEO CS Diagnostics GmbH StresemannaUee 4c 41460 Neuss Ge1many +49 (0)2131-1510871 Thomas. fahrhoefor,ijcs-d iagnos li c~.de ff to Seller, H Wayne Hayes Jr _PatientTrac Limited 150-152 Fenchurcb Street 2nd Floor London, England EC3M 6BB ,vayncra•palienltrac.com f. Validity. lf any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be aftected or impaired thereby. g. Counte,parts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one insnument. f; ' ,;!} h. Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the patties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. 1. Remedies. The Purchaser shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and aJI of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically ( without posting a bond or other security), to _recover damages by reason of any breach of any provision of this Agreemen~ and to exercise all other rights granted by law. IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first .written above. For the Shareholder: PatientTrac Limited -~ / President For the Purchaser C~ csGmbH '6~"'tr, By: Its: Stresemanna'fee 4c . ◄ 1,,,,, N -.UV 8<.IS.S • Gennany P +◄9 2131 1510871 f •◄9 2131 1510896 m service@cs-<1,agnostics de w v.ww C$-dJagnos1ics de